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                                                                    EXHIBIT 23.2

                   [Letterhead of PricewaterhouseCoopers, LLP]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-74965) of our reports dated February 12, 1999 appearing on page 88 and page 89 of The United Illuminating Company's Annual Report on Form 10-K for the year ended December 31, 1998.


August 23, 1999
New York, New York